Exhibit 99.1

             iBEAM BROADCASTING ANNOUNCES APPROVAL OF REVERSE STOCK
               SPLIT AND RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

Sunnyvale, Calif. - September 13, 2001 - iBEAM Broadcasting(R) Corp. (NASDAQ:
IBEM), a leading provider of streaming communications solutions, announced that the stockholders at their Annual Meeting approved a previously announced one-for-ten reverse stock split of the Company's Common Stock. iBEAM has been advised by Nasdaq that the reverse stock split will be effectuated by Nasdaq at the opening of the first trading day after the Nasdaq stock market resumes trading. To highlight the effect of the reverse stock split, the common stock will trade under the symbol "IBEMD" for the next 20 trading days before resuming its normal symbol, "IBEM."

The Company's stockholders also re-elected Frederic Seegal, Robert Wilmot, and Howard Janzen to three-year terms as directors, and approved an amendment to the Company's 2000 Stock Plan increasing the number of shares authorized under the plan to 6,000,000 (on a post-reverse split basis).

About iBEAM Broadcasting(R) Corp.

iBEAM Broadcasting(R) Corp. (NASDAQ: IBEM - news), founded in 1998, is a leading provider of streaming communications solutions. iBEAM's end-to-end solutions for enterprise and media customers include interactive webcasting, streaming advertising insertion, syndication and pay-per-view management, and secure, licensed download and geographical identification applications. iBEAM currently delivers more than 100 million audio and video streams per month across its intelligent distribution network. Several hundred innovative companies use iBEAM's global services including enterprise customers IBM/Lotus, Bristol-Myers Squibb, and Merrill Lynch, and media leaders CNBC and MTVi. iBEAM is headquartered in Sunnyvale, Calif.

iBEAM's Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements, including but not limited to statements regarding iBEAM's ability to increase its revenues and expand its customer base, reduce its operating expenses, raise the additional capital needed to fully fund its long-term business plan, improve its gross margins and reduce its cash consumption, the projected sufficiency of iBEAM's cash resources, the deployment of iBEAM's streaming media services to the market, the success of recent acquisitions and joint ventures, market position, customer growth, adoption of iBEAM's services and products including newly introduced services and products, and any oral statements made by iBEAM's management concerning the information contained herein. Actual results may differ materially from those anticipated in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation, the early stage of iBEAM's operating history and the industry for Internet broadcast services, our inability to predict future demand for our services from new and existing customers, the impact of any future decline in the growth and valuation of entertainment and technology-oriented companies and the resulting impact on their capital spending, iBEAM's ability to reduce operating expenses and achieve additional cost efficiencies, iBEAM's ability to build its network to the edge of the Internet, iBEAM's ability to manage its expansion and raise additional capital, the complexity of iBEAM's broadcast network, iBEAM's ability to integrate new acquisitions and new joint ventures, the ability to add additional customers, iBEAM's ability to increase the size of its network and operate it without interruptions, the possibility of its common stock being delisted from Nasdaq, and the impact of competition. For other risks and uncertainties applicable to our business, investors are encouraged to refer to the documents we have filed with the Securities and Exchange Commission, specifically, iBEAM's Form 10-K for the period ended December 31, 2000, and our most recent Form 10-Q for the period ended June 30, 2001.

Contacts:

Investor Relations                          Public Relations
Rick Gaisser                                Anna Caldwell
iBEAM Broadcasting Corporation              iBEAM Broadcasting Corporation
(408) 830-3548                              (408) 523-1634
ir@ibeam.com                                acaldwell@ibeam.com